Business Combination	9 Months Ended
Sep. 30, 2020
Business Combinations [Abstract]
Business Combination

Note 11: Business Combination

On July 1, 2020, the Company (formerly known as GPAQ Acquisition Holdings, Inc.) consummated the previously announced Business Combination with HOF Village, pursuant to the Merger Agreement, by and among GPAQ, Acquiror Merger Sub, Company Merger Sub, HOF Village and Newco.

Upon the consummation of the Business Combination: (i) Acquiror Merger Sub merged with and into GPAQ, with GPAQ continuing as the surviving entity (the “Acquiror Merger”) and (ii) Company Merger Sub merged with and into Newco, with Newco continuing as the surviving entity (the “Company Merger”). In advance of the Company Merger, HOF Village transferred all of its assets, liabilities and obligations to Newco pursuant to a contribution agreement. In connection with the closing of the Business Combination, the Company changed its name from “GPAQ Acquisition Holdings, Inc.” to “Hall of Fame Resort & Entertainment Company.” As a result of the Business Combination, GPAQ and Newco continue as our wholly owned subsidiaries.

In connection with the consummation of the Business Combination and pursuant to the Merger Agreement, (a) each issued and outstanding unit of GPAQ, if not already detached, was detached and each holder of such a unit was deemed to hold one share of GPAQ Class A common stock and one GPAQ warrant (“GPAQ Warrant”), (b) each issued and outstanding share of GPAQ Class A common stock (excluding any shares held by a GPAQ stockholder that elected to have its shares redeemed pursuant to GPAQ’s organizational documents) was converted automatically into the right to receive 1.421333 shares of our common stock, following which all shares of GPAQ Class A common stock ceased to be outstanding and were automatically canceled and cease to exist; (c) each issued and outstanding share of GPAQ Class F common stock was converted automatically into the right to receive one share of our common stock, following which all shares of GPAQ Class F common stock ceased to be outstanding and were automatically canceled and cease to exist; (d) each issued and outstanding GPAQ Warrant (including GPAQ private placement warrants) was automatically converted into one warrant to purchase 1.421333 shares of our common stock per warrant, following which all GPAQ Warrants ceased to be outstanding and were automatically canceled and retired and cease to exist; and (e) each issued and outstanding membership interest in Newco converted automatically into the right to receive a pro rata portion of the Company Merger Consideration (as defined in the Merger Agreement), which was payable in shares of our common stock. Our common stock is traded on The Nasdaq Capital Market, or Nasdaq, under the symbol “HOFV” and our outstanding series of warrants (the “Existing Warrants”) are traded on Nasdaq under the symbol “HOFVW”.

The rights of holders of the Company’s common stock and Existing Warrants are governed by its amended and restated certificate of incorporation (the “Certificate of Incorporation”), its amended and restated bylaws (the “Bylaws’) and the Delaware General Corporation Law (the “DGCL”), and in the case of the Existing Warrants, the Warrant Agreement, dated January 24, 2018, between GPAQ and the Continental Stock Transfer & Trust Company.

The Company’s net assets acquired through the consummation of the Business Combination consisted of:

Cash	$31,034,781
Sponsor loan	(500,000)
Net assets acquired	$30,534,781

Immediately following the acquisition, the sponsor loan above was converted into the PIPE Notes. At the date of the Business Combination, on July 1, 2020, the Company used proceeds from the Business Combination to pay $15,500,000 on the Bridge Loan, while an additional $15,000,000 converted into equity in the newly formed Hall of Fame Entertainment & Resort entity. The remaining balance following the Business Combination was approximately $34,500,000. The maturity date on the remaining balance has been extended one month to November 30, 2020. Should the Company be unable to pay off the principal balance at maturity, Industrial Realty Group agreed to advance funds to the Company to pay off the Bridge Loan, under the terms of the guarantee. As a result, Industrial Realty Group would become a lender to the Company with a maturity date of August 2021.

On July 1, 2020, concurrently with the closing of the Business Combination, the Company completed the Private Placement of $20,721,293 in aggregate principal amount of PIPE Notes with certain funds managed by Magnetar Financial, LLC and the Purchasers. Pursuant to the terms of the Note Purchase Agreement, at the option of the holders thereof the PIPE Notes may be converted into shares of Common Stock at a conversion price initially equal to $11.50 per share, subject to formula-based adjustment based on specified events. Accordingly, the aggregate amount of PIPE Notes issued and sold in the Private Placement is convertible into 1,801,851 shares of Common Stock based on the conversion rate applicable on July 1, 2020.

On July 1, 2020, in connection with the closing of the Business Combination, holders of Newco’s membership interests as of immediately prior to the closing date entered into a lock-up agreement (the “Lock-Up Agreement”). Under the Lock-Up Agreement, each party thereto agreed not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, sell any option or contract to purchase, grant any option, right or warrant, make any short sale or otherwise transfer or dispose of or lend its portion of any shares of common stock for a period after closing ending on the date that is the later of (i) 180 days after July 1, 2020 and (ii) the expiration of the Founder Shares Lock-Up Period under, dated January 24, 2018 among GPAQ, its officers and directors and initial shareholders.

The Company incurred $19,137,165 in costs related to the Business Combination. Of these costs, $16,718,978 were legal and professional fees, $2,218,187 was related to a restricted stock award to the Company’s Chief Executive Officer, and $200,000 was related to a cash bonus to the Company’s Chief Executive Officer.